 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and (or)
officer of Dan River Inc., a Georgia corporation (the "Company") does hereby nominate, constitute and appoint Harry L. Goodrich, Barry F. Shea and Denise
Laussade, and each of them, his/her true and lawful attorney and agent to do any and all acts and things and execute and file any and all instruments which said attorney and agent may deem necessary or advisable to enable the undersigned (in his/her individual capacity or in a fiduciary or any other capacity) to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation, execution and filing of any report or statement of beneficial ownership of changes in beneficial ownership of securities of the
Company that the undersigned (in his/her individual capacity or in a fiduciary or any other capacity) may be required to file pursuant to Section 16(a) of the
Act, including specifically, but without limitation, full power and authority to sign the undersigned's name, in his/her individual capacity or in a fiduciary or any other capacity, to any report or statement on Form 3, Form 4 or Form 5 or to any amendment thereto, or any form or forms adopted by the Securities and
Exchange Commission in lieu thereof or in addition thereto, hereby ratifying and confirming that said attorney and agent shall do or cause to be done by virtue thereof.

This authorization shall supersede all prior authorizations to act for the undersigned with respect to securities of the Company in these matters, which prior authorizations are hereby revoked, and shall survive the termination of the undersigned's status as a director and (or) officer of the Company and remain in effect thereafter for so long as the undersigned (in his individual capacity or in a fiduciary or any other capacity) has any obligation under
Section 16 of the Act with respect to securities of the Company.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of August, 2002.

                                /s/ Joseph C. Bouknight
                                -------------------------------------
                                Joseph C. Bouknight